THE TORRAY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                           April 30, 1996, as revised

                                 March 24, 1997

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 30, 1996, as supplemented, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from The Torray Corporation, 6610 Rockledge Drive, Bethesda, Maryland 20817 or by calling (301) 493-4600 or toll free at 1-(800) 443-3036.


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TABLE OF CONTENTS

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                                                           Page

INVESTMENT OBJECTIVE AND POLICIES............................3

MISCELLANEOUS INVESTMENT PRACTICES...........................5

NOTE ON SHAREHOLDER APPROVAL.................................6

INVESTMENT RESTRICTIONS......................................6

HOW TO REDEEM................................................8

HOW NET ASSET VALUE IS DETERMINED............................9

CALCULATION OF YIELD AND RETURN.............................10

PERFORMANCE COMPARISONS.....................................12

DISTRIBUTIONS...............................................12

TAXES.......................................................12

MANAGEMENT OF THE FUND......................................14

OTHER SERVICES..............................................17

PORTFOLIO TRANSACTIONS......................................18

ORGANIZATION AND CAPITALIZATION OF THE FUND.................19

SHAREHOLDER LIABILITY.......................................20


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INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of The Torray Fund (the "Fund") are summarized on the front page of the Prospectus and in the text of the Prospectus following the caption "Investment Objective and Policies." There is no assurance that the Fund's objective will be achieved.

         This Statement contains certain additional information about the objective and policies, including "miscellaneous investment practices" in which the Fund may engage.

         Equity Securities. In seeking investments for the Fund, the primary consideration of the Fund's manager, The Torray Corporation ("Torray" or the "Manager"), is the issuer's value compared with other companies in the marketplace. However, in selecting such securities, the opinions and judgments being exercised by the Manager may be contrary to those of the majority of investors. In certain instances, such opinions and judgments will involve the risk of a correct judgment by the majority, or an individual security or group of securities may remain depressed for an extended period of time or even fall to a new low, in which case losses or only limited profits may be incurred.

         Fixed-Income and Convertible Securities. The Fund is free to invest in U.S. Government Securities and corporate fixed-income and convertible securities of varying maturities. The Manager may adjust the average maturity of the Fund's holdings of convertible and fixed-income securities from time to time, depending on its assessment of the relative yields available on securities of different maturities, its expectations of future changes in interest rates and, with respect to convertible securities, its evaluation of the fundamental investment merits of the equity security for which the convertible security may be exchanged.

         As described in the Prospectus, the Fund intends to purchase fixed-income and convertible securities that are primarily of investment grade (i.e., rated Baa or better by Moody's or BBB or better by Standard & Poor's; a description of these ratings is set forth in the Appendix to this Statement). However, the Fund may also invest in fixed-income and convertible securities rated Ba or B by Moody's or BB or B by Standard & Poor's, or, if unrated, judged by the Manager to be of comparable quality pursuant to guidelines adopted by the Board of Trustees. Such securities are often called "junk bonds," and are collectively referred to herein and in the Prospectus as "High-Yield Securities." The principal risk factors associated with High- Yield Securities are set forth below.


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         Risk Factors: High-Yield Securities

         The Fund may invest up to 5 percent of its net assets in fixed-income and convertible High-Yield Securities. As with other fixed-income and convertible securities, High-Yield Securities are subject to both credit risk and market risk, although the Manager believes that most convertible High-Yield Securities are likely to exhibit equity characteristics as well.

         High-Yield Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of High- Yield Securities may be diminished by adverse publicity and investor perceptions. Also, legislation limiting the tax benefits to the issuers of taxable High-Yield Securities or requiring federally-insured savings and loan institutions to reduce their holdings of taxable High-Yield Securities may continue to have an adverse effect on the market value of these securities.

         Because High-Yield Securities are frequently traded only in markets in which the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities would be regarded as illiquid. Thinly traded High-yield Securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value. Also, because the market for certain High-Yield Securities is relatively new, that market may be particularly sensitive to an economic downturn or general increase in interest rates. Regulatory and economic developments have limited and may continue to limit the ability of participants in the High-Yield Securities market to maintain orderly markets in certain High- Yield Securities.

         Particular types of High-Yield Securities may present special concerns. Some High-Yield Securities in which the Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The Manager attempts to identify High-Yield Securities with relatively favorable investment characteristics. The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate the credit


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risk, they ordinarily do not evaluate the market risk of High- Yield Securities.
In certain circumstances, the ratings may not reflect in timely fashion adverse developments affecting an issuer. For these reasons, the Manager conducts its own independent credit analysis of High-Yield Securities.

         High-Grade, Short-Term Debt Securities. As described in this Statement, the Fund may invest in a variety of high-grade, U.S. dollar-denominated, short-term debt securities. For a description of those instruments and of the Moody's and Standard & Poor's ratings for such instruments, see the Appendix to this Statement. From time to time, the Fund may invest in such instruments when the Manager believes that suitable equity, convertible, or longer-term fixed-income securities are unavailable. When the Fund is investing in such instruments, it is not investing in instruments paying the highest available yield at that particular time. There are usually no brokerage commissions as such paid by the Fund in connection with the purchase of such instruments. See "Portfolio Transactions Brokerage and Research Services," for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of such instruments.

         The Fund's portfolio holdings of short-term, high-grade debt instruments will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Fund. The value of such securities can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security were held to maturity no gain or loss would normally be realized as a result of these fluctuations. Redemptions or exchanges by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

MISCELLANEOUS INVESTMENT PRACTICES

         Portfolio Turnover. A change in securities held by the Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. The Fund's annual "portfolio turnover" will be determined by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the Fund's securities; for purposes of calculation, securities which mature in one year or less are excluded. Because of the long term nature of the Fund's


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investment strategy, it is unlikely that portfolio turnover will exceed that of other investment companies.

         Repurchase Agreements. The Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers with respect to not more than 25% of its total assets (taken at current value). A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker/dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Manager will monitor the creditworthiness of the counterparties.

         Warrants. The Fund may acquire attached and unattached warrants. Warrants entitle the holder to purchase equity securities at a specific price for a specified period of time. Warrants in which the Fund may invest will be freely transferable, and no more than 2% of the Fund's assets will be invested in warrants which are not traded on either the New York or American Stock Exchange. The Fund will not invest more than 5% of its net assets in warrants.

NOTE ON SHAREHOLDER APPROVAL

         The investment objective and policies of the Fund set forth above and in the Prospectus may be changed without shareholder approval.

INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of the Fund, the Fund will not take any of the following actions:

                  (1) Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (and not for leverage) or for extraordinary or emergency purposes.


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                  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost), and then only to secure borrowings permitted by Restriction 1 above.

                  (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                  (4) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                  (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (6) Purchase or sell real estate, although it may invest in securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

                  (7) Purchase or sell commodities or commodity contracts, including future contracts.

                  (8) Make loans, except by purchase of debt obligations or by entering into repurchase agreements.

                  (9) Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 5% limitation; provided, however, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.

                  (10) Acquire more than 10% of the voting securities of any issuer.

                  (11) Concentrate more than 25% of the value of its total assets in any one industry.

         It is contrary to the Fund's present policy, which may be changed by the Trustees without shareholder approval, to borrow


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money, pledge or hypothecate its assets, make any short sales of securities, maintain any short position for the account of the Fund, or purchase foreign securities which are not publicly traded in the United States. In addition, it is contrary to the Fund's present policy to:

                  (1) Invest more than 10% of the Fund's net assets (taken at current value) in securities which at the time of such investment are not readily marketable.

                  (2)  Write (sell) or purchase options.

                  (3) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (4) Make investments for the purpose of gaining control of a company's management.

         All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

HOW TO REDEEM

         The procedures for redemption of Fund shares are summarized in the text of the Prospectus following the caption "How to Redeem." Redemption requests must be in good order, as defined in the Prospectus. Upon receipt of a redemption request in good order, the Shareholder will receive a check equal to the net asset value of the redeemed shares next determined after the redemption request has been received. The Fund will accept redemption requests only on days the New York Stock Exchange is open. Proceeds will normally be forwarded on the next day on which the New York Stock Exchange is open; however, the Fund reserves the right to take up to seven days to make payment if, in the judgment of the Manager, the Fund could be adversely affected by immediate payment. The proceeds of redemption may be more or less than the shareholder's investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check, the Fund


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reserves the right not to forward the proceeds of the redemption until the check has been collected.

         The Fund may suspend the right of redemption and may postpone payment only when the New York Stock Exchange is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission.

         The Fund reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder's account in the Fund falls below a specified level, currently set at $10,000. Shareholders will be notified and will have 30 days to bring the account up to the required level before any redemption action will be taken by the Fund. The Fund also reserves the right to redeem shares in a shareholder's account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.

HOW NET ASSET VALUE IS DETERMINED

         As described in the text of the Prospectus following the caption "How Net Asset Value is Determined," the net asset value per share of the Fund is determined once on each day on which the New York Stock Exchange is open, as of the close of the Exchange. The Trust expects that the days, other than weekend days, that the Exchange will not be open are New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported -- and in the case of certain securities traded over-the-counter -- the last reported bid price. Many debt securities, including U.S. Government Securities, are traded in the over-the-counter market. Obligations having remaining maturities of 60 days or less are valued at amortized cost. The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. Consequently, changes in the market value


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of such portfolio instruments during periods of rising or falling interest rates will not be reflected in the computation of the Fund's net asset value.

         As described in the Prospectus, certain securities and assets of the Fund are valued at fair value as determined in good faith by the Trustees or by persons acting at their direction pursuant to guidelines established by the Trustees. The fair value of any restricted securities from time to time held by the Fund is determined by the Manager in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Generally, trading in corporate bonds, U.S. Government Securities and short-term, fixed-income instruments is substantially completed each day at various times prior to the close of the Exchange. The value of such securities used for determining the Fund's net asset value per share is computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

CALCULATION OF YIELD AND RETURN

         Yield of the Fund. As summarized in the Prospectus under the heading "Performance Information," the Yield of the Fund will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the Fund shares' net asset value (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any


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market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's Yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing the Fund's Yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.

         At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Fund are specifically advised that share prices, expressed as the net asset values per share, will vary just as Yields will vary. An investor's focus on the Yield of the Fund to the exclusion of the consideration of the share price may result in the investor's misunderstanding the Total Return he or she may derive from the Fund.

         Calculation of Total Return. As summarized in the Prospectus under the heading "Performance Information," Total Return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $10,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $10,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $10,000 investment and annualizing the result for periods of less than one year.

         The average annual total return for the Fund from commencement of operations (December 31, 1990) through December 31, 1995 was 18.92%, and the Fund's average annual total return for the one-year period ended December 31, 1995 was 50.41%.


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PERFORMANCE COMPARISONS

         Yield and Total Return. The Fund may from time to time include its Total Return in information furnished to present or prospective shareholders. The Fund may from time to time also include its Total Return and Yield and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, the Investment Company Institute and other similar services as having the same investment objective as the Fund.

DISTRIBUTIONS

         Distributions from Net Investment Income. As described in the Prospectus under the caption "Distributions," the Fund pays out substantially all of its net investment income, (i.e., dividends, interest it receives from its investments, and short-term gains). It is the present policy of the Fund to declare and pay distributions from net investment income quarterly.

         Distributions of Capital Gains. As described in the Prospectus, the Fund's policy is to distribute annually substantially all of the net realized capital gain, if any, after giving effect to any available capital loss carryover. Net realized capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss.

TAXES

         The tax status of the Fund and the distributions which it intends to make are summarized in the text of the Prospectus immediately following the caption "Taxes." All dividends and distributions of the Fund, whether received in shares or cash, are taxable to the Fund's shareholders as described in the Prospectus, and must be reported by each shareholder on his federal income tax return. Although a dividend or capital gains distribution received after the purchase of the Fund's shares reduces the net asset value of the shares by the amount of the dividend or distribution, it will be treated as a dividend even though, economically, it represents a return of capital, and will be subject to federal income taxes as ordinary income or, if properly designated by the Fund, as long-term capital gain. In general, any gain or loss realized upon a taxable disposition of Fund shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion


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of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased by the shareholder within 30 days before or after the disposition.

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (b) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets held for less than three months; (c) each year distribute at least 90% of its "investment company taxable income," which, in general, consists of investment income and short-term capital gains; and (d) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. Under the 30% of gross income test described above, the Fund will be restricted from selling certain assets held (or considered under Code rules to have been held) for less than three months. By so qualifying, the Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed.

         In years when the Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. The Fund currently has no intention or policy to distribute amounts in excess of its earnings and profits.

         It is expected that at least some of the distributions from the Fund will qualify for the dividends-received deduction for corporations to the extent that the Fund's gross income was derived from qualifying dividends from domestic corporations.

         Annually, shareholders will receive information as to the tax status of distributions made by the Fund in each calendar year.


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         The Fund is required to withhold and remit to the U.S. Treasury 31% of all dividend income earned by any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing relates to federal income taxation. Distributions from investment income and capital gains may also be subject to state and local taxes. The Fund is organized as a Massachusetts business trust. Under current law, as long as the Fund qualifies for the federal income tax treatment described above, it is believed that the Fund will not be liable for any income or franchise tax imposed by Massachusetts.

MANAGEMENT OF THE FUND

         Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

         Professor Frederick Amling, Trustee of the Fund. Professor of Finance, The George Washington University; President, Frederick Amling & Associates (computer investment programs); President, Amling & Company, Inc. (financial advisors); Trustee, Keystone International Fund, Keystone Liquid Trust, Keystone Precious Metals Holdings, Keystone Tax-Exempt Trust, Keystone Tax-Free Fund, Master Reserve Trust, and Master Reserve Tax-Free Trust (investment companies).

         Robert P. Moltz, Trustee of the Fund. President and Chief Executive Officer, Weaver Bros. Insurance Associates, Inc. (insurance).

         Professor Roy A. Schotland, Trustee of the Fund. Professor of Law, Georgetown University Law Center; Director,
         Custodial Trust Company (banking). Director, Croft Funds Corporation (open-end management investment company).

         Wayne H. Shaner, Trustee of the Fund.  Vice President,
         Investments, Lockheed Martin Corporation; Member, Investment Committee, Maryland State Retirement System.

         Bruce C. Ellis, Trustee of the Fund. Chairman, Transmedia Sports & Leisure USA Inc.; Director, Shepards Foundation
         (charity); since 1992, Director, Rushmore/Cappiello Fund

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         (investment company) and Rushmore Funds (investment
         companies).

* William M Lane, Chairman of the Board of Trustees, President, and Secretary of the Fund. Vice President, Robert E. Torray & Co., Inc.; Vice President and Secretary, The Torray Corporation; Secretary and Treasurer, Birmingham Capital Management Co., Inc.; Vice President and Secretary, Energy Recovery Management, Inc. (administrator for oil and gas investment limited partnership) General Partner, WML Associates, LP.

         Douglas C. Eby, Vice President and Treasurer of the Fund. Since April 1992, Vice President, Robert E. Torray & Co., Inc.; Assistant Treasurer, The Torray Corporation. Through April, 1992, Vice President and Portfolio Manager of Foxhall Investment Management (investment advisor).

-----------------------------------
* Mr. Lane is an "interested person" of the Fund under the Investment Company Act of 1940.

         The mailing address of the officers and Trustees is c/o the Fund, 6610 Rockledge Drive, Bethesda, Maryland 20817.

         The Fund's Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and each of its officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any errors and omissions to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         Each Trustee who is not an "interested person" of the Fund receives an annual fee of $2,000, plus $100 for each Trustees' meeting attended. The salaries and expenses of each of the Fund's officers are paid by the Manager. Mr. Lane, Mr. Eby and Ms. Doyle, as stockholders and/or officers of the Manager, will benefit from the management fees paid by the Fund.

         At the date of this Statement, the Fund believes that Robert E. Torray directly or indirectly owns or directs the voting of an aggregate of 442,027.348 shares (14.18% of the Fund's outstanding shares). As of March 19, the Trustees, officers, and affiliated persons of the Fund, as a group, owned 624,295.636 shares (20.03%) of the Fund.

         The Manager. Under a written management contract ("Management Agreement") between the Fund and the Manager, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objective, policies and restrictions.

         Pursuant to the Management Agreement and subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund and shareholder accounting services for the Fund), and pays all fees and expenses of the officers of the Fund. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Fund's portfolio transactions may be placed with brokers which furnish the Manager, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions than it might otherwise pay.

         The Manager's compensation under the Management Agreement is subject to reduction to the extent that in any year the expenses of the Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdic tion in which shares of such Fund are qualified for offer and sale. The term "expenses" is subject to interpretation by each of such jurisdictions, and, generally speaking, excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses. As of this date, shares are not sold in any state which imposes such a restriction.

         The Management Agreement has been approved by the Trustees of the Fund. By its terms, the Management Agreement will continue in force from year to year, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Management Agreement automatically terminates on assignment, and is terminable upon notice by the Fund. In addition, the Management Agreement may be terminated on not more than 60 days' notice by the Manager to the Fund. In the event the Manager ceases to be the manager of the Fund, the right of the Fund to use the identifying name of "Torray" may be withdrawn.

         As described in the text of the Prospectus under the caption "Management of the Fund," the Fund pays, in addition to the management fee described above, all expenses not borne by the Manager, including, without limitation, fees and expenses of the

Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the shares of the Fund for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund's shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and insurance premiums. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

         The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         The Manager is a Maryland corporation organized in 1990. Approximately sixty-one percent (61%) of the outstanding voting shares of the Manager is owned by Robert E. Torray.

OTHER SERVICES

         Custodial Arrangements. Rushmore Trust & Savings, FSB ("Rushmore"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, is the custodian for the Fund. As such, Rushmore holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, Rushmore receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to the Fund's portfolio securities. Rushmore also maintains certain accounts and records of the Fund.

         Transfer and Shareholder Servicing Agent. The Torray Corporation serves as transfer agent and shareholder servicing agent to the Fund pursuant to a Transfer Agency Agreement dated November 16, 1990 (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, The Torray Corporation has agreed (i) to issue and redeem Shares of the Fund; (ii) to address and mail all communications by the Fund to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for meetings of Shareholders; (iii) to respond to correspondence or inquiries by Shareholders and others relating to its duties; (iv) to maintain Shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Fund's Board of Trustees concerning the Fund's operations.

         Certified Public Accountants. The Fund's independent public accountants are Johnson Lambert & Co. ("Johnson Lambert"). Johnson Lambert conducts an annual audit of the Fund, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

PORTFOLIO TRANSACTIONS

         Brokerage and Research Services. Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities, such as U.S. Government Securities, traded in the over-the-counter markets or in the case of gold bullion but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. It is anticipated that most purchases and sales of short-term portfolio securities will be with the issuer or with major dealers in money market instruments acting as principals. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         When the Manager places orders for the purchase and sale of portfolio securities for the Fund and buys and sells securities for the Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Manager intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker/dealer involved and the quality of service rendered by the broker/dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical and quotation services from brokers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Manager may receive research, statistical and quotation services from brokers with which the

Fund's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Manager in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The fees paid to the Manager are not reduced because it receives such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and the Management Agreement, the Manager may cause the Fund to pay a broker which provides "brokerage and research services" (as defined in the Act) to the Manager an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. The authority of the Manager to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

         Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

ORGANIZATION AND CAPITALIZATION OF THE FUND

         The Fund was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated April 19, 1990. A copy of the Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust's fiscal year ends on December 31 of each year.

         As described in the text of the Prospectus following the caption "Organization and Capitalization of the Fund," shares of the Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. There will normally be no meetings of shareholders for the purpose of electing Trustees, except insofar as elections are required under the 1940 Act in the event that (i) less than a majority of the Trustees have been elected by shareholders, or (ii) if, as a result of a vacancy, less than two-thirds of the Trustees have been elected by the shareholders, the vacancy will be filled only by a vote of the shareholders. In addition, the Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Fund and filed with the Fund's custodian or by a vote of the holders of two-thirds of the outstanding shares of the Fund at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months, and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, each Trustee shall continue to hold office and may appoint his successor.

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                                      The
                                     TORRAY
                                      FUND

                                 ANNUAL REPORT

                               December 31, 1995

The Torray Fund

MANAGEMENT'S DISCUSSION OF PERFORMANCE

As of December 31, 1995

                                                        February 10, 1996

       Dear Fellow Shareholders:

            The Torray Fund earned 50.41% last year. Its total rate of return for the 5 years ending December 31, 1995 was 18.92% compounded annually. Comparable numbers for The Standard and Poor's 500 stock index were 37.54% for 1995 and 16.58% annually for 5 years. You will find this information illustrated graphically on pages 4 and 5.

            As I have noted in prior reports, federal regulations now require fund managers to analyze their investment performance for shareholders annually. Since presumably investors need to hear less about good results than bad, I will be brief. Let me begin by saying that no one could be more surprised than we are at the stock market's performance last year and our own consequent good fortune. From a historic perspective, 1995's 33.5% price rise on The Dow Jones Industrial Average was within one-half percentage point of tying 1958 as the third best year on record since World War II. First and second place belong to 1954 (+44.0%) and 1975 (+38.3%). Although it is not possible to predict the future, we want you to know that, in our opinion, a repeat of 1995, as it relates to the performance of either your fund or the market, is not likely anytime soon.

            In retrospect, it seems clear that three factors played a major role in last year's market advance: the 25% compound growth in corporate earnings (excluding non-recurring adjustments) during each of the years 1993, 1994 and 1995; low inflation which drove interest rates down; and the public's investment of an additional $118 billion into domestic stock mutual funds. Notably, this sum exceeds the entire value of all stock funds a decade ago. According to The Investment Company Institute, mutual funds invested in U.S. stocks had $1.07 trillion in assets at the close of 1995. For the first time, stock funds and individually owned stocks have replaced real estate and bank deposits as the largest components of net worth in American households. We think this is a positive development.

            It is to the confluence of these events -- rising corporate profits, low inflation and interest rates, and a flood of cash into mutual funds -- that we attribute a significant proportion of The Torray Fund's investment return last year. Statistically speaking, the market's 37.54% gain (as measured by the S&P 500 Index) was equal to about 75% of

The Torray Fund

MANAGEMENT'S DISCUSSION OF PERFORMANCE

As of December 31, 1995

       your fund's 50.41% performance. Put the other way around, your fund outran the market by 33%. This return premium is traceable to our concentration of investment in the only significant market sectors which did better than the market itself: consumer staples, capital goods/technology and financials.

            Coincidentally, the fact that so few mutual funds were heavily represented in these areas may explain why stock funds as a group underperformed the 1995 market by a wider than usual margin. (General equity funds averaged 31% vs. 37.54% for the S&P 500.) The rest of their underperformance likely is attributable to fees, other expenses and high portfolio turnover. On the last point, we think everyone would be better off if portfolio trading were cut at least in half, if not more. As we have mentioned in past reports, the average stock survives barely a year in most mutual funds. Consequently, the underlying economic fundamentals of corporations in which funds invest, while the controlling feature of fund industry returns overall, tends to be only coincidentally related to results on a fund-by-fund basis.

            An additional factor in your fund's better-than-market record last year was the strong performance of some of our largest holdings: Student Loan Marketing (Sallie Mae), the fund's biggest investment at 7 1/2% of total assets, rose 103% in price during 1995. Other substantial gainers with their percentage of fund assets listed first were Boeing Co. 1.5% (+66.8%), Chiron Corp. 2.8% (+74.3%), Citicorp 3.1% (+62.5%), Eli Lilly
       3.6% (+71%), Kimberly Clark 3.3% (+64.3%), Mellon Bancorp 4.1%, (+75.3%).
       On the losing side, Salomon Brothers, accounting for 4.7% of The Torray Fund's assets, went down 5.7%. We remain confident about this company's prospects, and have bought more Salomon shares during early 1996.

            Lately it seems not a day goes by without someone asking me how long the market can keep going up. No one knows. Someday the economy will sag or inflation will accelerate, causing interest rates to rise; or investors may simply run out of money. Sellers will outnumber buyers. Then the market will go down. It has happened many times before. But it should matter only to those who play the market. Long-term investors in solid companies with strong business fundamentals need not worry about it. Your management doesn't. We hope you won't either.

The Torray Fund

MANAGEMENT'S DISCUSSION OF PERFORMANCE

As of December 31, 1995

            In closing, I will mention that The Torray Fund management, Trustees and their families increased their investment in the fund during 1995 to 616,112 shares, representing 24.42% of all shares outstanding. I will also note that The Torray Corporation's expense limitation guarantee will be continued in 1996. During 1995 our company reimbursed The Torray Fund $160,375 to insure that shareholders' expenses including our management fee did not exceed 1.25% of fund assets.

            Appreciation is extended to each of you for the confidence you have placed in us. Thanks go also to our trustees, officers and employees for their outstanding efforts last year.

                                      Sincerely,

                                  /s/ ROBERT E. TORRAY
                                      Robert E. Torray
                                      President
                                      The Torray Corporation

The Torray Fund

PERFORMANCE DATA

As of December 31, 1995

      Total Rates of Return on Hypothetical $10,000 Investment vs. S&P 500

                    For each of the years or periods stated



                  1991      1992      1993     1994     1995      5 Years

The Torray Fund  19.98%    21.04%     6.37%    2.41%    50.41%    137.96%
S&P 500          30.48%     7.66%    10.09%    1.30%    37.54%    115.47%


                                    [graph]


Fund returns are after all expenses. Returns of both the Torray Fund and the S&P 500 assume reinvestment of all dividends.

Past performance is not predictive of future results.


Table 1

See Management's Discussion of Performance.

The Torray Fund

PERFORMANCE DATA

As of December 31, 1995

   Change in Value of $10,000 Invested on December 31, 1990 (commencement of operations)

             (assuming reinvestment of dividends and distributions)

                  12/31/90    1991       1992      1993       1994      1995

The Torray Fund   $10,000    $11,999    $14,523   $15,448   $15,821   $23,796
S&P 500           $10,000    $13,048    $14,047   $15,465   $15,666   $21,547

                                    [graph]

Table 2
                          AVERAGE ANNUAL TOTAL RETURNS

                1 Year     2 Years     3 Years     4 Years     5 Years

Torray Fund     50.41 %     24.11%      17.89%      18.66%      18.92%
S&P 500         37.54 %     18.03%      15.32%      13.35%      16.58%

See Management's Discussion of Performance.

The Torray Fund

SCHEDULE OF INVESTMENTS

As of December 31, 1995

       Principal Amount
              or Shares                                                   Value

U.S. GOVERNMENT OBLIGATIONS 6.2%
              1,650,000  U.S. Treasury Bill                            $ 1,620,960
                         5.431% due 5/09/96
              1,535,000  U.S. Treasury Bill                              1,503,548
                         5.424% due 5/30/96
TOTAL U.S. GOVERNMENT OBLIGATIONS                                        3,124,508
  (amortized cost $3,119,244)

COMMON STOCK 95.7%
       Manufacturing 48.7%
       Ice Cream & Frozen Desserts 1.6%
                 25,000  Dreyer's Grand Ice Cream, Inc.                    831,250
       Bakery Products 1.7%
                 38,000  Interstate Bakeries Corp.                         850,250
       Grain Mill Products 2.7%
                 22,000  Ralston Purina Group                            1,372,250
       Cigarettes 4.1%
                 23,000  Philip Morris Cos., Inc.                        2,081,500
       Paper Mills 3.3%
                 20,000  Kimberly-Clark Corp.                            1,655,000
       Newspapers: Publishing or Publishing & Printing 1.0%
                  8,500  Gannett Co., Inc.                                 521,687
       In Vitro & In Vivo Diagnostic Substances 2.8%
                 13,000  Chiron Corp.*                                   1,436,500
       Pharmaceutical Preparations 10.2%
                  6,000  American Home Products Corp.                      582,000
                 10,000  Bristol-Myers Squibb Co.                          858,750
                 15,000  Johnson & Johnson                               1,284,375
                 32,000  Lilly (Eli) & Co.                               1,800,000
                 10,000  Pfizer, Inc.                                      630,000
                   Total Pharmaceutical Preparations                     5,155,125

       Adhesives and Sealants 1.5%
                 21,800  Morton International, Inc.                        782,075

The Torray Fund

SCHEDULE OF INVESTMENTS

As of December 31, 1995

       Ship & Boat Building & Repairing 3.7%
                 32,000  General Dynamics Corp.                          1,892,000
       Aircraft 5.3%
                 10,000  Boeing Co.                                        783,750
                 30,000  Northrop Grumman Corp.                          1,920,000
                   Total Aircraft                                        2,703,750

       Guided Missles, Space Vehicles & Parts 3.9%
                 25,000  Lockheed Martin Corp.                           1,975,000
       Plastics Products, NEC 1.8%
                 35,000  Rubbermaid, Inc.                                  892,500
       Electronic & Other Electric Equip Non Computer 1.4%
                 10,000  General Electric Co.                              720,000
       Computer & Office Equipment 2.9%
                 16,000  I B M Corp.                                     1,468,000
       Surgical & Medical Instruments & Apparatus 0.7%
                  9,000  Guidant Corp.                                     380,250
                   Total Manufacturing                                  24,717,137

       Wholesale and Retail Trade 5.1%
       Wholesale-Farm Product Raw Materials 2.0%
                102,010  Standard Commercial Corp.*                      1,007,349
       Retail-Department Stores 1.7%
                 20,000  Harcourt General, Inc.                            837,500
       Retail-Jewelry Stores 1.5%
                 15,000  Tiffany & Co.                                     755,625
                   Total Wholesale and Retail Trade                      2,600,474

       Finance, Insurance and Real Estate 36.4%
       National Commercial Banks 14.3%
                 23,000  Citicorp                                        1,546,750
                 27,184  First American Corp. Tenn.                      1,287,842
                 62,000  Liberty Bancorp, Inc. (Okla.)                   2,309,500
                 39,000  Mellon Bank Corp.                               2,096,250
                   Total National Commercial Banks                       7,240,342

       Savings Institutions, not Federally Chartered 2.8%
                 94,306  Southern Financial Bancorp, Inc.                1,414,590

The Torray Fund

SCHEDULE OF INVESTMENTS

As of December 31, 1995

       Miscellaneous Business Credit Institutions 7.5%
                 58,000  Student Loan Marketing (New Vtg)                3,820,750
       Security & Commodity Brokers, Dealers & Svcs. 4.7%
                 67,000  Salomon Inc.                                    2,378,500
       Security Brokers, Dealers & Flotation Cos. 2.1%
                 50,000  Lehman Brothers Holdings, Inc.                  1,062,500
       Real Estate-(Leisure Condos Only) 5.0%
                105,000  Carr Realty Corp.                               2,559,375

          Total Finance, Insurance and Real Estate                      18,476,057

       Services 5.5%
       Computer Systems Integrated Design 1.8%
                 65,000  Novell Inc.*                                      926,250
       Services-General Medical & Surgical Hospitals 3.6%
                 89,000  Tenet Healthcare Corp.*                         1,846,750
                   Total Services                                        2,773,000

TOTAL COMMON STOCK                                                      48,566,668
  (cost $35,764,172)

TOTAL PORTFOLIO SECURITIES 101.9%                                       51,691,176
(amortized cost $38,883,416)

OTHER ASSETS LESS LIABILITIES (1.9%)                                     (947,574)

NET ASSETS                                                             $50,743,602

FIVE LARGEST HOLDINGS
     Student Loan Marketing
     Carr Realty Corp.
     Salomon Inc.
     Liberty Bancorp, Inc. (Okla.)
     Mellon Bank Corp.

* Non-income producing security

See notes to the financial statements.

The Torray Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 1995

ASSETS
     Investments in securities at value
       (amortized cost $38,883,416)                      $51,691,176
     Cash                                                   (182,420)
     Receivable for securities sold                          186,076
     Receivable for capital stock sold                        20,000
     Interest and dividends receivable                        45,675

     TOTAL ASSETS                                         51,760,507

LIABILITIES
     Payable for securities purchased                      1,016,905

     TOTAL LIABILITIES                                     1,016,905

NET ASSETS                                               $50,743,602

     Shares of beneficial interest
       ($1 stated value, 2,522,943 shares
       outstanding, unlimited shares authorized)         $ 2,522,943
     Paid-in-capital in excess of par                     35,409,995
     Undistributed net investment income                       1,750
     Undistributed net realized gains                          1,154
     Net unrealized appreciation of investments           12,807,760

NET ASSETS                                               $50,743,602

       Per Share                                         $    20.110

See notes to the financial statements.

The Torray Fund

STATEMENT OF OPERATIONS

Twelve months ended December 31, 1995


INVESTMENT INCOME
     Interest income                                  $    28,402
     Dividend income                                      779,402
     Miscellaneous income                                     283
       Total income                                       808,087

EXPENSES
     Management fees                                      313,512
     Other expenses:
     Legal fees                         $  18,056
     Transfer agent fees                   39,070
     Audit fees                            19,282
     Registration & filing fees            31,210
     Custodian's fees                       9,736
     Accounting services                   29,760
     Trustees' fees                        10,900
     Administration                        56,199
     Printing                              20,896
     Insurance                              3,339
     Miscellaneous                            305
       Total                              238,753
     Expense reimbursement               (160,375)         78,378
       Total expenses                                     391,890

NET INVESTMENT INCOME                                     416,197

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
     Net realized gain on
       investments                                        791,792
     Net change in unrealized gain                     11,564,512
       Net gain on investments                         12,356,304

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                     $12,772,501

See notes to the financial statements.

The Torray Fund

STATEMENT OF CHANGES IN NET ASSETS

For the periods below:


                                        Year            Year
                                        ended           ended
                                      12/31/95        12/31/94

Increase in Net Assets from
  Operations:
       Net investment income         $   416,197     $   328,186
       Net realized gain on
          investments                    791,792       1,034,791
       Net change in unrealized
          gain (loss)                 11,564,512        (853,590)
          Net increase in net
            assets from
            operations                12,772,501         509,387

Distributions to Shareholders
  from:
       Net investment income            (414,625)       (328,052)
       Net realized gains               (790,687)     (1,034,742)
          Total distributions         (1,205,312)     (1,362,794)

Shares of Beneficial Interest
       Increase from share
          transactions                15,814,356       4,549,846
          Total increase              27,381,545       3,696,439

Net assets -- beginning of period     23,362,057      19,665,618

Net assets -- end of period          $50,743,602     $23,362,057


See notes to the financial statements.

The Torray Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods below:

PER SHARE DATA($)

                                                      Year         Year         Year         Year         Year       14 days
                                                     ended        ended        ended        ended        ended        ended
                                                    12/31/95     12/31/94     12/31/93     12/31/92     12/31/91     12/31/90
Net Asset Value, Beginning of Period                $ 13.755     $ 14.273     $ 13.743     $ 11.514     $  9.999     $ 10.000

     Income From Investment Operations
     Net Investment Income                             0.215        0.213        0.122        0.180        0.232        0.005
     Net Gains on Securities
       (both realized and unrealized)                  6.674        0.130        0.745        2.229        1.728        0.000
       Total from Investment Operations                6.889        0.343        0.867        2.409        1.960        0.005

     Less Distributions
     Dividends (from Net Investment Income)           (0.214)      (0.213)      (0.122)      (0.180)      (0.233)      (0.006)
     Distributions (from Capital Gains)               (0.320)      (0.648)      (0.215)       0.000       (0.212)       0.000
       Total Distributions                            (0.534)      (0.861)      (0.337)      (0.180)      (0.445)      (0.006)

Net Asset Value, End of Period                      $ 20.110     $ 13.755     $ 14.273     $ 13.743     $ 11.514     $  9.999

TOTAL RETURN(3)                                       50.41%        2.41%        6.37%       21.04%       19.98%       (0.03%)

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (000's omitted)      $ 50,744     $ 23,362     $ 19,666     $ 10,298     $  4,423     $    200
     Ratio of Expenses to Average Net Assets            1.25%        1.25%        1.25%        1.25%        1.25%        0.82%(1)
     Ratio of Net Income to Average Net Assets          1.31%        1.51%        0.94%        1.54%        2.43%        2.15%(1)
     Portfolio Turnover Rate                           22.56%       36.63%       29.09%       37.09%       21.17%         n/a(2)
     Average Actual Commissions paid per share(4)   $ 0.0813          n/a          n/a          n/a          n/a          n/a


     (1) Annualized

     (2) Not applicable. During the period December 18, 1990 (commencement of operations) through December 31, 1990 the Fund invested only in short term investments which are excluded from this ratio.

     (3) Past performance is not predictive of future performance.

     (4) Does not include spreads on shares traded on a principal basis.

See notes to the financial statements.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Torray Fund ("Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to, and transfer agent for the Fund.

     The initial capitalization of the Fund, $100,000, was provided on November 16, 1990 by Robert E. Torray who is an officer, director and shareholder of The Torray Corporation. The Fund commenced operations on December 18, 1990. All organizational expenses of the Fund (approximately $56,000), primarily legal fees and certain Blue Sky registration fees have been paid by The Torray Corporation and will not be reimbursed by the Fund. The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuation Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

     Securities Transactions and Investment Income Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the first-in first-out basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

     Federal Income Taxes The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

     Net Asset Value The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

NOTE 2 -- MANAGEMENT CONTRACT, TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENTS

     The Torray Corporation currently guarantees that the overall annual expense ratio of the Fund will not exceed 1.25% of net assets. This ratio consists of a 1% management fee plus up to 0.25% of net assets covering all other expenses.

     Pursuant to the Management Contract, the Fund pays The Torray Corporation a fee, computed daily and payable quarterly at the annual rate of one percent of the Fund's daily net assets. The Torray Corporation provides investment advisory and portfolio management services to the Fund. During the twelve months ended December 31, 1995, The Torray Fund paid management fees of $313,512 (1% of assets).

     Excluding the management fee, other expenses incurred by the Fund during the twelve months ended December 31, 1995 totalled $238,753. Due to the current expense limitation, however, the Torray Corporation reimbursed the Fund $160,375 for expenses incurred in excess of $78,378 (.25% of assets) for the year ended December 31, 1995. A portion of the other expenses ($99,000 of $238,753) represents fees charged by The Torray Corporation for transfer agent, shareholder, net asset value accounting and administrative services. Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation. The remaining other expenses of $139,753 were paid to various independent agents, service providers, and federal and state agencies. These expenses include all costs associated with the Fund's operations including Independent Trustees' fees ($2,000 per annum and $100 for each Board meeting attended), taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, charges of custodians, auditing and legal expenses, insurance premiums, software licensing and securities pricing fees, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and other miscellaneous expenses.

NOTE 3 -- PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the twelve months ended December 31, 1995 aggregated $20,295,635 and $7,073,607, respectively. Net unrealized appreciation of investments at December 31, 1995 includes aggregate unrealized gains of $13,073,506 and unrealized losses of $265,746.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

NOTE 4 -- SHARES OF BENEFICIAL INTEREST TRANSACTIONS

     Transactions in shares of beneficial interest were as follows:

                                        Year                        Year
                                       ended                       ended
                                      12/31/95                    12/31/94
                               Shares        Amount        Shares        Amount
Shares issued                  937,270     $17,576,747     287,607     $4,110,389
Reinvestment of dividends
  and distributions             55,960       1,054,067      96,300      1,334,528
Shares redeemed               (168,667)     (2,816,458)    (63,377)      (895,071)
                               824,563     $15,814,356     320,530     $4,549,846

     Officers, Trustees and affiliated persons of The Torray Fund directly or indirectly control 616,112 shares or 24.42% of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
The Torray Fund
Bethesda, Maryland

     We have audited the accompanying statement of assets and liabilities and schedule of investments of The Torray Fund, as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and for the period from December 18, 1990 (commencement of operations) through December 31, 1990. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Torray Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and for the period from December 18, 1990 (commencement of operations) through December 31, 1990 in conformity with generally accepted accounting principles.

                                             /s/ JOHNSON LAMBERT & CO.
                                             JOHNSON LAMBERT & CO.

Bethesda, Maryland
January 18, 1996

                 This report is not authorized for distribution
                  to prospective investors unless preceded or
                      accompanied by a current prospectus.

                               INVESTMENT ADVISOR

                             The Torray Corporation
                          6610 Rockledge Dr. Suite 450
                            Bethesda, Maryland 20817

                                 LEGAL COUNSEL

                            Morgan, Lewis & Bockius
                              1800 M Street, N.W.
                             Washington, D.C. 20036

                              INDEPENDENT AUDITORS

                             Johnson Lambert & Co.
                            7500 Old Georgetown Road
                                   Suite 700
                            Bethesda, Maryland 20814

                                   CUSTODIAN

                          Rushmore Trust & Savings FSB
                              4922 Fairmont Avenue
                            Bethesda, Maryland 20814

                         TRANSFER AGENT & ADMINISTRATOR

                             The Torray Corporation
                          6610 Rockledge Dr. Suite 450
                            Bethesda, Maryland 20817

                                   Suite 450
                              6610 Rockledge Drive
                            Bethesda, Maryland 20817
                                 (301) 493-4600
                                 1-800-443-3036

APPENDIX A:  CORPORATE BOND AND COMMERCIAL PAPER RATINGS

I.       Corporate Bond Ratings

A.       Description of Moody's Investors Service, Inc.'s Corporate
         Bond Ratings:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba and B -- Bonds which are rated Ba or B are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B.       Description of Standard & Poor's Corporation's Corporate
         Bond Ratings:

         AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB and B -- Bonds rated BB or B are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

II.      Commercial Paper Ratings

A.       Description of Moody's Investors Service, Inc.'s Commercial
         Paper Ratings:

         Moody's Investors Service, Inc. evaluates the salient features that affect a Commercial Paper issuer's financial and competitive position. Its appraisal includes, but is not limited to, the review of such factors as: quality of management, industry strengths and risks, vulnerability to business cycles, competitive position, liquidity measurements, debt structure, operating trends and access to capital markets. Differing degrees of weight are applied to these factors as deemed appropriate for individual situations. Commercial Paper issuers rated "Prime-1" are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers in the Commercial Paper market rated "Prime-2" are of high quality. Protection for short-term note holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternate means of financing remain assured. Issuers rated Prime-1 and Prime-2 categories are judged to be investment grade.

B.       Description of Standard & Poor's Corporation Commercial
         Paper Ratings:

         Standard & Poor's Corporation describes its highest ("A") rating for commercial paper as follows, with numbers 1, 2 and 3 being used to denote relative strength within the "A" classification: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt rating should be "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB." The issuer should be well-established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.